                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2005
                                                          --------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

United States                       0-50801                 84-1655232
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(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)


803 Main Street, Willimantic, Connecticut                   06226
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(Address of principal executive offices)                    (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
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      On March 16, 2005, SI Financial Group, Inc. (the "Company") announced that the Board of Directors declared a cash dividend on the Company's outstanding shares of common stock. The dividend of $0.03 per share will be paid on or about April 29, 2005 to stockholders of record as of the close of business on April 8, 2005. The press release announcing the cash dividend is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated March 16, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SI FINANCIAL GROUP, INC.



Date: March 17, 2005                    By: /s/ Brian J. Hull
                                            ------------------------------------
                                            Brian J. Hull
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer